MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST         Two World Trade Center

LETTER TO THE SHAREHOLDERS February 29, 2000            New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy continued its unprecedented expansion into the new year with strong growth sustaining full employment. Rising commodity prices, led by oil, which moved above $30 per barrel, heightened concern about inflation. The Federal Reserve Board reacted by raising the federal funds rate by 25 basis points in February and March. This marked the fourth and fifth times in less than a year that the central bank has increased short-term rates. Economic growth and a less accommodative monetary policy caused long-term interest rates to rise throughout 1999 and into January 2000. In February, the U.S. Treasury announced its plan to use the federal budget surplus to retire debt, precipitating a rally in long Treasury securities.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index began 1999 near a record low yield of 5.05 percent, but increased to 5.97 percent by year-end. This index reached a high of
6.18 percent in January 2000 before closing February at 6.04 percent. Because bond prices move inversely to changes in interest rates, higher yields caused bond prices to decline significantly. For the 1999 calendar year the increase in the index yield translated into a 13 percent price decline for a generic insured-municipal bond with a 30-year maturity.

The ratio of municipal yields as a percentage of Treasury yields has been used historically as a measure of relative value. Over the past five years the ratio has ranged between an average high of 93 percent and an average low of 85 percent. The increase in the ratio from 92 percent at the beginning of 1999, to 98 percent in February 2000 is primarily attributed to the magnitude of the rally in long-term Treasuries. A rising yield ratio indicates weaker relative performance by municipals.

Higher interest rates reduced municipal market underwriting in 1999. New-issue volume declined 20 percent. Refunding activity, the most interest-rate-sensitive component of supply, was down more than

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

50 percent. In the first two months of this year, volume was 30 percent lower than the same period last year.

                        30-YEAR BOND YIELDS 1994 - 2000

           Insured                       U.S.                    Insured Municipal Yields as a
       Municipal Yields            Treasury Yields              Percent of U.S. Treasury Yields
1994        5.4%                         6.34%                              85.17%
            5.4                          6.24                               86.54
            5.8                          6.66                               87.09
            6.4                          7.09                               90.27
            6.35                         7.32                               86.75
            6.25                         7.43                               84.12
            6.5                          7.61                               85.41
            6.25                         7.39                               84.57
            6.3                          7.45                               84.56
            6.55                         7.81                               83.87
            6.75                         7.96                               84.8
            7                            8.00                               87.5
            6.75                         7.88                               85.66
1995        6.4                          7.70                               83.12
            6.15                         7.44                               82.66
            6.15                         7.43                               82.77
            6.2                          7.34                               84.47
            5.8                          6.66                               87.09
            6.1                          6.62                               92.15
            6.1                          6.86                               88.92
            6                            6.66                               90.09
            5.95                         6.48                               91.82
            5.75                         6.33                               90.84
            5.5                          6.14                               89.58
            5.35                         5.94                               90.07
1996        5.4                          6.03                               89.55
            5.6                          6.46                               86.69
            5.85                         6.66                               87.84
            5.95                         6.89                               86.36
            6.05                         6.99                               86.55
            5.9                          6.89                               85.63
            5.85                         6.97                               83.93
            5.9                          7.11                               82.98
            5.7                          6.93                               82.25
            5.65                         6.64                               85.09
            5.5                          6.35                               86.61
            5.6                          6.63                               84.46
1997        5.7                          6.79                               83.95
            5.65                         6.80                               83.09
            5.9                          7.10                               83.1
            5.75                         6.94                               82.85
            5.65                         6.91                               81.77
            5.6                          6.78                               82.6
            5.3                          6.30                               84.13
            5.5                          6.61                               83.21
            5.4                          6.40                               84.38
            5.35                         6.15                               86.99
            5.3                          6.05                               87.6
            5.15                         5.92                               86.99
1998        5.15                         5.80                               88.79
            5.2                          5.92                               87.84
            5.25                         5.93                               88.53
            5.35                         5.95                               89.92
            5.2                          5.80                               89.66
            5.2                          5.65                               92.04
            5.18                         5.71                               90.72
            5.03                         5.27                               95.45
            4.95                         5.00                               99.00
            5.05                         5.16                               97.87
            5.00                         5.06                               98.81
            5.05                         5.10                               99.02
1999        5.00                         5.09                               98.23
            5.10                         5.58                               91.40
            5.15                         5.63                               91.47
            5.20                         5.66                               91.87
            5.30                         5.83                               90.91
            5.47                         5.96                               91.78
            5.55                         6.10                               90.98
            5.75                         6.06                               94.88
            5.85                         6.05                               96.69
            6.03                         6.16                               97.89
            6.00                         6.29                               95.39
            5.97                         6.48                               92.13
2000        6.18                         6.49                               95.22
            6.04                         6.14                               98.37

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

The performance of Morgan Stanley Dean Witter Municipal Income Trust (TFA) was affected by the higher-interest-rate environment outlined above. The Fund's net asset value (NAV) declined from $9.61 to $9.31 per share for the six-month period ended February 29, 2000. Based on this change, plus reinvestment of tax-free dividends totaling $0.25 per share and a long-term capital gain distribution of $0.011412 per share paid on December 17, 1999, the Fund's total NAV return was 0.07 percent. TFA's Price on the New York Stock Exchange (NYSE) moved from $7.8125 to $7.9375 per share during the same period. Based on this change, plus the reinvestment of distributions, TFA's total market return was
4.95 percent. As of February 29, 2000 TFA's share price was at a 14.7 percent discount to its NAV.

Monthly dividends for the first quarter of 2000, declared in January were unchanged at $0.0425 per share. The Fund's level of undistributed net investment income declined from $0.111 per share to $0.107 per over the past six months.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

PORTFOLIO STRUCTURE

The Fund's net assets of $263 million were diversified among 16 long-term sectors and 63 credits. Holdings in the refunded bond category comprised 6 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. At the end of February the portfolio's average maturity was 19 years and its average duration, a measure of sensitivity to interest rate changes was 9.6 years. The accompanying charts provide current information on the portfolio's credit quality, sector distribution and geographic diversification. Optional call provisions by year and their respective cost (book) yields are also charted.

LOOKING AHEAD

The Federal Reserve Board has expressed concern over prices and rising consumer wealth. It is anticipated that the central bank will continue to increase short-term interest rates in an effort to slow the economy. We believe municipal bonds continue to offer tax-conscious investors good long-term value.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the 6-month period ended February 29, 2000, the Fund purchased and retired 771,800 shares of common stock at a weighted average market discount of 14.57 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

[BAR CHART]

LARGEST SECTORS as of February 29, 2000
(% of Net Assets)
General Obligation                        17%
Transportation                            14%
Mortgage                                  14%
Water & Sewer                             10%
Education                                  7%
Electric                                   7%
Hospital                                   7%
Refunded                                   6%
IDR/PCR*                                   5%

* Industrial Development/Pollution Control Revenue
  Portfolio structure is subject to change.


[PIE CHART]

CREDIT RATINGS as of February 29, 2000
(% of Total Long-Term Portfolio)
AAA/AAA                                   52%
AA/AA                                     27%
A/A                                        8%
BAA/BBB                                    9%
NR                                         4%

As measured by Moody's Investors Service, Inc. or
Standard & Poor's Corp.
Portfolio structure is subject to change.


[SUMMARY OF INVESTMENTS]

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
               Based on Market Value as a Percent of Net Assets
                               February 29, 2000

Alabama                                                           6.8%
Alaska                                                            3.7
Arizona                                                           1.8
California                                                       11.8
Colorado                                                          3.3
Connecticut                                                       1.3
District of Columbia                                              0.7
Florida                                                           2.2
Georgia                                                           2.3
Hawaii                                                            5.5
Illinois                                                          4.1
Maryland                                                          1.9
Massachusetts                                                     5.3
Michigan                                                          3.4
Missouri                                                          2.2
Nevada                                                            1.1
New Jersey                                                        3.0
New York                                                         11.7
North Carolina                                                    3.4
North Dakota                                                      0.7
Ohio                                                              2.0
Oklahoma                                                          1.9
Pennsylvania                                                      3.6
Rhode Island                                                      0.4
South Carolina                                                    0.7
Tennessee                                                         2.7
Texas                                                             5.5
Utah                                                              0.7
Virginia                                                          3.8
Washington                                                        0.8
Joint Exemptions*                                                (1.1)
                                                                 -----
Total                                                            97.2%
                                                                 =====

--------------------------
* Joint exemptions have been included in each geographic location. Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

                     CALL AND COST (BOOK) YIELD STRUCTURE
                               FEBRUARY 29, 2000

YEARS BOND CALLABLE                          PERCENT CALLABLE*
-------------------                          -----------------
2000                                              4%
2001                                              1%
2002                                              3%
2003                                              5%
2004                                              8%
2005                                             16%
2006                                              7%
2007                                             18%
2008                                              9%
2009                                             11%
2010+                                            18%

Weighted Average Call Protection: 8 Years


                                          COST (BOOK) YIELD **
                                          --------------------
2000                                            8.14%
2001                                            7.74%
2002                                            6.34%
2003                                            5.86%
2004                                            5.38%
2005                                            6.01%
2006                                            5.97%
2007                                            5.91%
2008                                            5.58%
2009                                            5.79%
2010+                                           5.90%

Weighted Average Book Yield: 5.92%

*% Based on Long-Term Portfolio.

** Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before fund operating expenses. For example, the fund earned a book yield of 7.74% on 1% of the long-term portfolio that are callable in 2001.

   Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On December 21, 1999, an annual meeting of the Fund's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Wayne E. Hedien
For.........................................................  22,443,055
Withheld....................................................     694,911

Dr. Manuel H. Johnson
For.........................................................  22,448,031
Withheld....................................................     689,935

John L. Schroeder
For.........................................................  22,329,471
Withheld....................................................     808,495

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Michael E. Nugent and Philip J. Purcell.

(2) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
ACCOUNTANTS:

For.........................................................  22,479,025
Against.....................................................     214,636
Abstain.....................................................     444,305

(3) SHAREHOLDER PROPOSAL TO AMEND THE FUND'S DECLARATION OF TRUST TO REQUIRE EACH TRUSTEE, WITHIN THIRTY DAYS OF ELECTION, TO BECOME A SHAREHOLDER OF THE
FUND:

For.........................................................   4,154,709
Against.....................................................  10,037,003
Abstain.....................................................   1,287,020

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS February 29, 2000 (unaudited)

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX- EXEMPT MUNICIPAL BONDS (97.2%)
            General Obligation (16.5%)
$  4,400    Moulton-Niguel Water District, California, 1993 Refg
             (MBIA).....................................................   5.00%   09/01/19    $ 3,935,316
   2,000    District of Columbia, Ser 1999 A (FSA)......................   5.375   06/01/24      1,789,580
   5,000    Hawaii, 1999 Ser CT (FSA)...................................   5.875   09/01/16      5,039,500
   5,000    Washington Suburban Sanitary District, Maryland, Gen Constr
             Refg 1994..................................................   5.00    06/01/10      4,897,550
            Massachusetts,
   5,000     1994 Ser A.................................................   5.00    01/01/11      4,817,300
   4,000     2000 Ser A.................................................   6.00    02/01/16      4,093,080
   4,000    New York City, New York, 1995 Ser D (MBIA)..................   6.20    02/01/07      4,230,800
   5,000    New York State, Refg Ser 1995 B.............................   5.625   08/15/09      5,080,500
   5,000    North Carolina, Public School Ser 1999......................   4.60    04/01/17      4,278,000
   5,125    Shelby County, Tennessee, Refg 1995 Ser A...................   5.625   04/01/11      5,189,164
--------                                                                                       -----------
  44,525                                                                                        43,350,790
--------                                                                                       -----------

            Educational Facilities Revenue (7.1%)
   5,000    California Public Works Board, University of California 1993
             Refg Ser A.................................................   5.50    06/01/21      4,718,600
            New York State Dormitory Authority,
   5,000     City University Ser 2000 A (AMBAC) (WI)....................   6.125   07/01/13      5,232,650
   2,500     State University Ser 1995 A................................   6.50    05/15/05      2,641,200
   2,500     State University Ser 1995 A................................   6.50    05/15/06      2,649,975
   4,000     State University Ser 1997..................................   5.125   05/15/27      3,373,320
--------                                                                                       -----------
  19,000                                                                                        18,615,745
--------                                                                                       -----------

            Electric Revenue (6.9%)
  15,000    Southern California Public Power Authority, Mead-Adelanto
             1994 Ser A (AMBAC).........................................   5.15    07/01/15     14,162,550
   2,000    Intermountain Power Agency, Utah, Refg 1996 Ser D (Secondary
             FSA)*......................................................   5.00    07/01/21      1,720,040
   2,500    Washington Public Power Supply System, Project #1 Refg Ser
             1998 A.....................................................   5.125   07/01/17      2,224,000
--------                                                                                       -----------
  19,500                                                                                        18,106,590
--------                                                                                       -----------

            Hospital Revenue (7.4%)
   3,000    Birmingham-Carraway Special Care Facilities Financing
             Authority, Alabama, Carraway Methodist Health Ser 1995 A
             (Connie Lee)...............................................   5.875   08/15/15      2,998,410
   2,500    Tampa, Florida, Catholic Health Ser 1998 A-2 (AMBAC)........   4.875   11/15/28      2,046,875
   3,000    Chatham County Hospital Authority, Georgia, Memorial Medical
             Center Inc Ser 1996 A (AMBAC)..............................   5.25    01/01/16      2,818,470

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS February 29, 2000 (unaudited) continued


PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  3,815    Henderson, Nevada, Catholic Health West 1998 Ser A..........   5.375%  07/01/26    $ 2,884,903
   5,000    North Carolina Medical Care Commission, Presbyterian Health
             Services Corp Refg Ser 1993................................   5.50    10/01/20      4,590,350
   5,000    Pennsylvania Higher Educational Facilities Authority,
             University of Pennsylvania Ser A 1996......................   5.75    01/01/22      4,212,150
--------                                                                                       -----------
  22,315                                                                                        19,551,158
--------                                                                                       -----------

            Industrial Development/Pollution Control Revenue (4.5%)
   2,655    Lapeer Economic Development Corporation, Michigan, Dott
             Manufacturing Co Ser 1989 A (AMT)..........................  10.65    11/15/17      1,938,150
   5,000    Tulsa Municipal Airport Trust, Oklahoma, American Airlines
             Inc Ser 1988 (AMT).........................................   7.375   12/01/20      5,071,650
   5,000    Dallas-Fort Worth International Airport Facility Improvement
             Corporation, Texas, American Airlines Inc Ser 1995.........   6.00    11/01/14      4,702,350
--------                                                                                       -----------
  12,655                                                                                        11,712,150
--------                                                                                       -----------

            Mortgage Revenue - Multi-Family (2.3%)
   5,000    New Jersey Housing & Mortgage Finance Agency, 1995 Ser A
             (AMBAC)....................................................   6.00    11/01/14      5,016,800
     940    Rhode Island Housing & Mortgage Finance Corporation, Rental
             1989 Ser B (AMT)...........................................   7.95    10/01/20        960,830
--------                                                                                       -----------
   5,940                                                                                         5,977,630
--------                                                                                       -----------

            Mortgage Revenue - Single Family (11.4%)
  10,000    Alaska Housing Finance Corporation, 1997 D Ser A (MBIA).....   6.00    06/01/27      9,686,300
   2,090    Colorado Housing Finance Authority, 1997 Ser B-2 (AMT)......   7.00    05/01/26      2,191,762
  10,000    Hawaii Housing Finance & Development Corporation,
             FNMA-Collateralized 1997 Ser A (AMT).......................   5.75    07/01/30      9,281,800
   1,960    Chicago, Illinois, GNMA-Backed Ser 1997-A (AMT).............   7.25    09/01/28      2,094,574
   1,720    Missouri Housing Development Commission, GNMA-Backed 1997
             Ser A-2 (AMT)..............................................   7.30    03/01/28      1,843,548
   1,770    North Dakota Housing Finance Agency, 1990 Ser B (AMT).......   7.75    07/01/24      1,821,542
     695    Ohio Housing Finance Agency, GNMA-Backed 1990 Ser C (AMT)...   7.85    09/01/21        714,078
   2,230    Virginia Housing Development Authority, 1992 Ser A..........   7.10    01/01/17      2,274,533
--------                                                                                       -----------
  30,465                                                                                        29,908,137
--------                                                                                       -----------

            Nursing & Health Related Facilities Revenue (0.6%)
   2,000    New York State Dormitory Authority, Mental Health Ser 1999 C
             (MBIA).....................................................   4.75    08/15/22      1,644,600
--------                                                                                       -----------

            Public Facilities Revenue (1.4%)
   3,495    Illinois, Civic Center Dedicated Tax Ser 1991 (AMBAC).......   6.25    12/15/20      3,629,558
--------                                                                                       -----------

            Recreational Facilities Revenue (2.8%)
   4,000    Mashantucket (Western) Pequot Tribe, Connecticut, Special
             1997 Ser B.................................................   5.75    09/01/27      3,542,240
   4,000    American National Fish & Wildlife Museum District, Missouri,
             Ser 1999...................................................   7.00    09/01/19      3,848,120
--------                                                                                       -----------
   8,000                                                                                         7,390,360
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS February 29, 2000 (unaudited) continued


PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Resource Recovery Revenue (2.0%)
$  5,000    Greater Detroit Resource Recovery Authority, Michigan, 1996    6.25%   12/13/08    $ 5,340,650
--------     Ser A (AMBAC)..............................................                       -----------

            Retirement & Life Care Facilities Revenue (2.0)%
   4,250    Riverside County Public Financing Authority, California, Air
             Force Village West Inc COPs................................   5.80    05/15/29      3,432,003
   1,850    Charleston County, South Carolina, Sandpiper Village Inc
             Refg Ser 1988..............................................   8.00    11/01/13      1,854,551
--------                                                                                       -----------
   6,100                                                                                         5,286,554
--------                                                                                       -----------

            Transportation Facilities Revenue (13.5%)
  15,000    E-470 Public Highway Authority, Colorado, Ser 1997 B
             (MBIA).....................................................   0.00    09/01/14      6,372,000
   3,000    Regional Transportation Authority, Illinois, Refg Ser 1999
             (FSA)......................................................   5.75    06/01/21      2,934,930
     770    Southwestern Development Authority, Illinois, Tri-City
             Regional Port District Ser 1989 A (AMT) (a)................   7.90    07/01/14        786,039
   2,000    Massachusetts Turnpike Authority, Metropolitan Highway 1997
             Ser A (MBIA)...............................................   5.00    01/01/37      1,651,100
   2,150    Wayne County, Michigan, Charter Airport Ser 1998 B (MBIA)...   4.875   12/01/23      1,781,813
   2,000    Ohio Turnpike Commission, Ser 1998 B (FGIC).................   4.50    02/15/24      1,576,440
   3,000    Delaware River Port Authority, New Jersey & Pennsylvania,
             Ser 1995 (FGIC)++..........................................   5.50    01/01/26      2,807,730
   5,000    Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA)...   6.125   11/15/25      4,932,550
   5,000    Dallas-Fort Worth International Airport, Texas, Refg Ser
             1995 (FGIC)................................................   5.625   11/01/15      4,915,300
   2,000    Pocahontas Parkway Association, Virginia, Route 895
             Connector 1998 Ser A.......................................   5.50    08/15/28      1,580,780
   6,000    Virginia Transportation Board, US Route 28 Ser 1992.........   6.50    04/01/18      6,159,300
--------                                                                                       -----------
  45,920                                                                                        35,497,982
--------                                                                                       -----------

            Water & Sewer Revenue (9.5%)
  10,000    Jefferson County, Alabama, Sewer Ser 1997 (FGIC)............   5.75    02/01/22      9,720,500
   5,000    Phoenix Civic Improvement Corporation, Arizona, Jr Lien
             Water Ser 1994.............................................   5.45    07/01/19      4,711,300
   2,000    Lee County, Florida, Water & Sewer 1999 Ser A (AMBAC).......   4.75    10/01/23      1,660,180
   2,000    Northern Palm Beach County Improvement District, Florida,
             Water Control & Impr #9A Ser 1996 A........................   6.80    08/01/06      2,087,780
   4,000    Fulton County, Georgia, Water & Sewerage Ser 1998 (FGIC)....   4.75    01/01/28      3,232,880
            Massachusetts Water Resources Authority,
   2,000     2000 Ser A (FGIC) (WI).....................................   6.125   08/01/11      2,131,980
   1,510     1993 Ser C.................................................   5.25    12/01/20      1,351,722
--------                                                                                       -----------
  26,510                                                                                        24,896,342
--------                                                                                       -----------

            Other Revenue (3.2%)
   3,000    New York City Transitional Finance Authority, 2000 Ser A....   5.75    08/15/24      2,900,610
   3,000    New York Local Government Assistance Corporation, Ser 1995
             A..........................................................   6.00    04/01/24      2,973,390
   3,000    Philadelphia, Pennsylvania, Gas Works Second Ser 1998
             (FSA)......................................................   5.00    07/01/23      2,552,190
--------                                                                                       -----------
   9,000                                                                                         8,426,190
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS February 29, 2000 (unaudited) continued


PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Refunded (6.1%)
$  5,000    Birmingham Water Works & Sewer Board, Alabama, Ser 1994.....   5.50%   01/01/04+   $ 5,172,250
   5,000    Southern California Public Power Authority, Palo Verde Ser A
             (AMBAC) (ETM)..............................................   5.00    07/01/15      4,644,900
   1,165    Illinois Health Facilities Authority, Glen Oaks Medical
             Center Inc Refg 1990 Ser D (ETM)...........................   9.50    11/15/15      1,231,661
   2,920    Cleveland, Ohio, Waterworks Impr & Refg Ser H 1996 (MBIA)...   5.75    01/01/06+     3,061,124
   1,875    Shelby County, Tennessee, Refg 1995 Ser A...................   5.625   04/01/05+     1,937,306
--------                                                                                       -----------
  15,960                                                                                        16,047,241
--------                                                                                       -----------

$276,385    TOTAL INVESTMENTS (Identified Cost $262,889,319) (b)..................     97.2%   255,381,677
========

            OTHER ASSETS IN EXCESS OF LIABILITIES...................................     2.8     7,459,667
                                                                                      ------   -----------

            NET ASSETS.............................................................   100.0%  $262,841,344
                                                                                      =====   ============

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    WI      Security purchased on a "when-issued" basis.
    *       This security is segregated in connection with the purchase of "when-issued" securities.
    +       Prerefunded to call date shown.
    ++      Joint exemption in locations shown.
   (a)      Resale is restricted to qualified institutional inventors.
   (b)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $2,685,337 and the aggregate gross unrealized depreciation is $10,192,980, resulting in net unrealized depreciation of $7,507,642.

Bond Insurance:
--------------
  AMBAC     AMBAC Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of
            AMBAC Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2000 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $262,889,319).............................      $255,381,677
Cash........................................................        2,370,660
Receivable for:
    Investments sold........................................        9,089,329
    Interest................................................        3,652,112
Prepaid expenses and other assets...........................           43,654
                                                                  -----------

    TOTAL ASSETS............................................      270,537,432
                                                                  -----------

LIABILITIES:
Payable for:
    Investments purchased...................................        7,336,668
    Shares of beneficial interest repurchased...............          112,939
    Investment advisory fee.................................           79,299
    Administration fee......................................           45,382
Accrued expenses and other payables.........................          121,800
                                                                  -----------

    TOTAL LIABILITIES.......................................        7,696,088
                                                                  -----------

    NET ASSETS..............................................      $262,841,344
                                                                  ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................      $267,917,258
Net unrealized depreciation.................................       (7,507,642)
Accumulated undistributed net investment income.............        3,030,726
Accumulated net realized loss...............................         (598,998)
                                                                  -----------

    NET ASSETS..............................................      $262,841,344
                                                                  ===========

NET ASSET VALUE PER SHARE
 28,218,450 shares outstanding (unlimited shares authorized
 of $.01 par value).........................................                 $9.31
                                                              ====================

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

STATEMENT OF OPERATIONS
For the six months ended February 29, 2000 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $ 7,844,126
                                                              -----------

EXPENSES
Investment advisory fee.....................................      460,133
Administration fee..........................................      263,579
Transfer agent fees and expenses............................       58,883
Professional fees...........................................       42,095
Shareholder reports and notices.............................       25,623
Registration fees...........................................        8,241
Custodian fees..............................................        7,582
Trustees' fees and expenses.................................        5,055
Other.......................................................        5,815
                                                              -----------

    TOTAL EXPENSES..........................................      877,006

Less: expense offset........................................       (7,568)
                                                              -----------

    NET EXPENSES............................................      869,438
                                                              -----------

    NET INVESTMENT INCOME...................................    6,974,688
                                                              -----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................     (598,989)
Net change in unrealized appreciation.......................   (8,345,212)
                                                              -----------

    NET LOSS................................................   (8,944,201)
                                                              -----------

NET DECREASE................................................  $(1,969,513)
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE SIX        FOR THE YEAR
                                                       MONTHS ENDED           ENDED
                                                      FEBRUARY 29, 2000   AUGUST 31, 1999
------------------------------------------------------------------------------------------
                                                         (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income...............................     $ 6,974,688        $14,651,654
Net realized gain (loss)............................        (598,989)           388,315
Net change in unrealized appreciation...............      (8,345,212)       (18,209,101)
                                                         -----------        -----------

    NET DECREASE....................................      (1,969,513)        (3,169,132)
                                                         -----------        -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................      (7,162,288)       (13,478,373)
Net realized gain...................................        (326,914)        (1,853,866)
                                                         -----------        -----------

    TOTAL DIVIDENDS AND DISTRIBUTIONS...............      (7,489,202)       (15,332,239)
                                                         -----------        -----------

Net decrease from transactions in shares of
 beneficial interest................................      (6,175,435)        (6,526,596)
                                                         -----------        -----------

    NET DECREASE....................................     (15,634,150)       (25,027,967)
NET ASSETS:
Beginning of period.................................     278,475,494        303,503,461
                                                         -----------        -----------

    END OF PERIOD
    (Including undistributed net investment income
    of $3,030,726 and $3,218,326, respectively).....    $262,841,344       $278,475,494
                                                        ============       ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS February 29, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Municipal Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 16, 1987 and commenced operations on September 29, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS February 29, 2000 (unaudited) continued


income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Advisor"), the Fund pays the Investment Advisor an advisory fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.35% to the portion of the Fund's weekly net assets not exceeding $250 million and 0.25% to the portion of the Fund's weekly net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Morgan Stanley Dean Witter Services Company Inc. ("the Administrator") an affiliate of the Investment Advisor, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.20% to the portion of the Fund's weekly net assets not exceeding $250 million; 0.15% to the portion of the Fund's weekly net assets exceeding $250 million but not exceeding $500 million; 0.12% to the portion of the Fund's weekly net assets exceeding $500 million but not exceeding $750 million; and 0.10% to the portion of the Fund's weekly net assets exceeding $750 million.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS February 29, 2000 (unaudited) continued


Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended February 29, 2000 aggregated $26,794,040 and $24,244,168, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At February 29, 2000, the Fund had transfer agent fees and expenses payable of approximately $8,500.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended February 29, 2000, included in Trustee's fees and expenses in the Statement of Operations amounted to $2,870. At February 29, 2000, the Fund had an accrued pension liability of $52,328, which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, August 31, 1998....................................  29,739,550   $297,396    $280,321,893
Treasury shares purchased and retired(weighted average
 discount 12.75%)*..........................................    (749,300)    (7,493)     (6,519,103)
                                                              ----------   --------    ------------
Balance, August 31, 1999....................................  28,990,250    289,903     273,802,790
Treasury shares purchased and retired(weighted average
 discount 14.57%)*..........................................    (771,800)    (7,718)     (6,167,717)
                                                              ----------   --------    ------------
Balance, February 29, 2000..................................  28,218,450   $282,185    $267,635,073
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS February 29, 2000 (unaudited) continued


6. DIVIDENDS

The Fund declared the following dividends from net investment income:

   DECLARATION      AMOUNT        RECORD         PAYABLE
      DATE         PER SHARE       DATE            DATE
-----------------  ---------   -------------  --------------
December 28, 1999   $0.0425    March 3, 2000  March 17, 2000
 March 28, 2000     $0.0425    April 7, 2000  April 20, 2000
 March 28, 2000     $0.0425     May 5, 2000    May 19, 2000
 March 28, 2000     $0.0425    June 9, 2000   June 23, 2000

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                           FOR THE SIX                  FOR THE YEAR ENDED AUGUST 31,*
                                                           MONTHS ENDED      ----------------------------------------------------
                                                        FEBRUARY 29, 2000      1999       1998       1997       1996       1995
---------------------------------------------------------------------------------------------------------------------------------
                                                           (unaudited)
SELECTED PER SHARE DATA:

Net asset value, beginning of period..................        $ 9.61           $10.21     $ 9.99     $ 9.72     $ 9.92     $10.16
                                                              ------           ------     ------     ------     ------     ------

Income (loss) from investment operations:
 Net investment income................................          0.25             0.50       0.50       0.57       0.60       0.66
 Net realized and unrealized gain (loss)..............         (0.33)           (0.61)      0.34       0.26      (0.12)      0.04
                                                              ------           ------     ------     ------     ------     ------

Total income (loss) from investment operations........         (0.08)           (0.11)      0.84       0.83       0.48       0.70
                                                              ------           ------     ------     ------     ------     ------

Less dividends and distributions from:
 Net investment income................................         (0.25)           (0.46)     (0.54)     (0.58)     (0.60)     (0.60)
 Net realized gain....................................         (0.01)           (0.06)     (0.09)     --**       (0.09)     (0.34)
                                                              ------           ------     ------     ------     ------     ------

Total dividends and distributions.....................         (0.26)           (0.52)     (0.63)     (0.58)     (0.69)     (0.94)
                                                              ------           ------     ------     ------     ------     ------

Anti-dilutive effect of acquiring treasury shares.....          0.04             0.03       0.01       0.02       0.01      --
                                                              ------           ------     ------     ------     ------     ------

Net asset value, end of period........................        $ 9.31           $ 9.61     $10.21     $ 9.99     $ 9.72     $ 9.92
                                                              ======           ======     ======     ======     ======     ======

Market value, end of period...........................        $7.938           $7.813     $ 9.44     $ 9.50     $ 9.25     $ 9.00
                                                              ======           ======     ======     ======     ======     ======

TOTAL RETURN+.........................................          4.95%(1)       (12.25)%     6.16%      9.23%     10.75%      7.78%

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................          0.65%(2)         0.66%(3)     0.66%(3)     0.63%     0.64%     0.65%
Net investment income.................................          5.20%(2)         4.94%      4.92%      5.68%      6.03%      6.70%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............      $262,841         $278,475   $303,503   $301,708   $301,835   $313,768

Portfolio turnover rate...............................             9%(1)           16%        13%        22%        33%        14%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 **  Does not reflect a distribution of $0.0024.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized
(3)  Does not reflect the effect of expense offset of 0.01%

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

REVISED INVESTMENT POLICY

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Municipal Income Trust (the "Fund") approved an investment policy whereby the Fund would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Fund will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
MUNICIPAL
INCOME TRUST


Semiannual Report
February 29, 2000